UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2021

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of 4.750% senior notes due 2031

On June 8, 2021, Boyd Gaming Corporation (the “Company”) issued $900 million aggregate principal amount of 4.750% senior notes due 2031 (the “2031 Notes”). The 2031 Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and in offshore transactions to non-U.S. persons under Regulation S of the Securities Act. As previously announced, the Company is using the proceeds from the offering to finance a portion of the redemption of all of its outstanding 6.375% senior notes due 2026 and 6.000% senior notes due 2026.

Indenture relating to 2031 Notes

The 2031 Notes were issued pursuant to an Indenture, dated as of June 8, 2021, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee (the “Indenture”).

The Indenture provides that the 2031 Notes will bear interest at a rate of 4.750% per annum, payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2021. The 2031 Notes will mature on June 15, 2031 and are fully and unconditionally guaranteed by certain of the Company’s current and future domestic restricted subsidiaries.

Prior to June 15, 2026, the Company may redeem the 2031 Notes, in whole or in part, at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date, plus a make-whole premium.

The Company may redeem some or all of the 2031 Notes on or after June 15, 2026 at the redemption prices specified below, plus accrued and unpaid interest and Additional Interest, if any, up to, but excluding, the applicable redemption date:

Year	Percentage
2026	102.375%
2027	101.583%
2028	100.792%
2029 and thereafter	100.000%

In addition, at any time prior to June 15, 2024, the Company may redeem up to 40% of the aggregate principal amount of the 2031 Notes at a redemption price equal to 104.750% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, up to, but excluding, the applicable redemption date, with the net cash proceeds that the Company raises in one or more equity offerings.

The Indenture contains covenants that, subject to exceptions and qualifications, among other things, limit the Company’s ability and the ability of its Restricted Subsidiaries (as defined in the Indenture) to (i) incur additional indebtedness or liens; (ii) pay dividends or make distributions or repurchase the Company’s capital stock; (iii) make certain investments; and (iv) sell or merge with other companies. Upon the occurrence of a Change of Control (as defined in the Indenture), the Company will be required, unless certain conditions are met, to offer to repurchase the 2031 Notes at a price equal to 101% of the principal amount of the 2031 Notes, plus any accrued and unpaid interest and Additional Interest, if any, up to, but not including, the date of purchase. If the Company sells assets, it will be required under certain circumstances to offer to purchase the 2031 Notes.

The Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-acceleration to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2031 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2031 Notes.

The foregoing description of the Indenture is qualified in its entirety by reference to the terms of the Indenture. The foregoing description of the 2031 Notes is qualified in its entirety by reference to the terms of the 2031 Notes, the form of which is included as part of the Indenture attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereto with respect to the Indenture and the 2031 Notes is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 hereto is incorporated herein by reference. The Indenture contains various restrictive covenants, including a covenant that, among other things, restricts the Company’s ability to pay dividends or make distributions or repurchase capital stock, subject to certain exceptions and qualifications.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture governing the Company’s 4.750% Senior Notes due 2031, dated June 8, 2021, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	Form of 4.750% Senior Note due 2031, (included in Exhibit 4.1).

99.1	Press Release, dated June 8, 2021, announcing the closing of the Notes Offering.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by their use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and may include (without limitation) statements regarding the terms and conditions and the timing of the Notes Offering. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) the Company’s financial performance. Additional factors are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2021 and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2021	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

4